All American Gold Corp Signs Letter of Intent for Advanced Stage Nevada Exploration Project

Press Release

INDIANAPOLIS--(BUSINESS WIRE)--

All American Gold Corp (OTCBB:AAGC) is pleased to announce that it has signed a Letter of Intent with Desert Pacific Exploration, Inc. (“Desert Pacific”) that sets out guideline terms and conditions between Desert Pacific and the Company for the “Essex” mineral property. Under the terms of the agreement, All American has an exclusive period until May 10, 2012 to investigate the mineral property and data from previous mining results and other due diligence. The Company may enter into a mining option agreement with Desert Pacific within this exclusive time period.

About Essex Property, Nevada

The Essex Project is comprised of 18 unpatented mining claims covering a total of 360 acres within the Nevada mining district, White Pine County, Nevada. The property is located approximately 10 miles southeast of Ely, Nevada.

Previous drilling on roughly 400 feet centers with significant underground workings have identified a mineralized zone approximately 4,500 feet in length and open in both directions. Gold and silver occur within a jasperoid developed along the contact of Mississippian age Joana limestone and Chainman shale. The mineralization has been followed to depths of 700 feet in historic workings. Gold values to 40 g/t and silver values to 280 g/t have been obtained by the USGS and others from underground workings.

The project area encompasses a northwesterly trending structural zone which can be followed along strike for over 2,500 meters. The structure cuts Devonian Guillemette limestone, Devonian/Mississippian Pilot shale, Mississippian Joana limestone, and Mississippian Chainman shale which are the host rocks in the “Alligator Ridge” district. Alteration as jasperoid follows bedding along the Joana-Chainman and Joana-Pilot contacts. Workings and drill holes have encountered gold and silver within a jasperoid developed along Joana-Chainman contact zone where it plunges to the west.

This project represents an advanced stage exploration property with no defined resource. Desert Pacific believes the property shares similarities with Alligator Ridge. Targets within the Pilot Shale, the main host for Alligator Ridge ore deposits, remain untested.

About All American Gold:

All American Gold Corporation is a precious mineral exploration company focused on the acquisition and ongoing exploration of mineral property holdings in the United States. The company has spread its holdings across the state of Nevada, diversifying its investment while using the latest technology and geological resources to select properties in the most promising mineral zones. All American Gold Corp. intends to continue to seek out new opportunities through its experienced and proven geological team. Additional information concerning All American Gold Corp’s projects can be found on the company’s website at www.allamericangoldcorp.com

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS “FORWARD-LOOKING STATEMENTS”, AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS ”ESTIMATE”,””ANTICIPATE”, “BELIEVE”, “PLAN” OR “EXPECT” OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE INCLUDE STATEMENTS RELATING TO THE COMPANY’S PLANS TO ENTER INTO A MINING OPTION AGREEMENT WITHIN THE NEXT FORTY-FIVE DAYS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY’S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM 10-K AND FORM 10-Q, RESPECTIVELY, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE

INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY’S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY’S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY’S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NO SECURITIES REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

Contact:
Parkside Communications Inc.
Brent Welke, Investor Relations
Phone: 1-877-798-4165
Direct: 212-419-4925
Investors@AllAmericanGoldCorp.com
www.ParksideCommunications.com